UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



                        January 31, 2006
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        Date of Report (Date of earliest event reported)


                    GREATER CHINA CORPORATION
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     (Exact name of registrant as specified in its charter)


          Delaware               000-15937          223057451
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(State or other jurisdiction    (Commission      (IRS Employer File
      of incorporation)      Identification No.)      Number):


                    One Rockefeller Plaza, Suite 1010
                         New York, NY 10020
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        (Address of principal executive offices) (Zip Code)


                         (212) 765-4547
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       (Registrant's telephone number, including area code)


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    (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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            INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.01 Completion of Acquisition or Disposition of Assets.

If the registrant or any of its majority-owned subsidiaries has completed the acquisition or disposition of a significant amount of assets, otherwise than in the ordinary course of business, disclose the following information:

     (a) the date of completion of the transaction: January 31, 2006

     (b) a brief description of the assets involved: Wholly-owned subsidiary of the Registrant, Unigel Limited ("Unigel") , a Hong Kong company. Unigel owns sixty percent (60%) of Shenzhen Unigel Telecommunications Co., Ltd. ("SUTCO"), a joint venture organization under the laws of the Republic of China.

     (c) the identity of the person(s) from whom the assets were acquired or to whom they were sold and the nature of any material relationship, other than in respect of the transaction, between such person(s) and the registrant or any of its affiliates, or any director or officer of the registrant, or any associate of any such director or officer: Pursuant to a Corporate Settlement and Separation Agreement, effective as of December 31, 2005, the Registrant agreed to transfer all the outstanding stock of Unigel owned by it to certain stockholders and Directors of the Registrant who had been the former owners of Unigel. These Directors thereupon resigned as Directors and Officers as part of the transaction.

     (d) the nature and amount of consideration given or received for the assets and, if any material relationship is disclosed pursuant to paragraph (c) of this Item 2.01, the formula or principle followed in determining the amount of such consideration: The Unigel stock was transferred in exchange for the surrender and cancellation of 17,546,067 shares of Common Stock of the Registrant, being all the stock owned by the stockholders and Directors and assumption of $2.8 million of liabilities of the Registrant associated with Unigel as well as an agreement to pay up to $60,000 of the costs of completing the transaction including audit and filing fees and expenses.


Item 3.02 Unregistered Sales of Equity Securities.

     (a) If the registrant sells equity securities in a transaction that is not registered under the Securities Act, furnish the information set forth in paragraphs (a) and (c) through (e) of Item 701 of Regulation S-K or Regulation S-B, as applicable (17 CFR 229.701(a) and (c) through (e) and 228.701(a) and (c) through (e), respectively). For purposes of determining the required filing date for the Form 8-K under this Item 3.02(a), the registrant has no obligation to disclose information under this Item 3.02 until the registrant enters into an agreement enforceable against the registrant, whether or not subject to conditions, under which the equity securities are to be sold. If there is no such agreement, the registrant must provide the disclosure within four business days after the occurrence of the closing or settlement of the transaction or arrangement under which the equity securities are to be sold.

     a.   The date, title and amount of securities sold:  January
          31, 2006, Common Stock, 8,375,455

     c. For securities sold for cash, the total offering price and the total underwriting discounts or commissions. For securities sold other than for cash, describe the transaction and the type and amount of consideration received by the small business issuer: All securities were issued in negotiated transactions either (i) in cancellation of prior indebtedness of the issuer or
          (ii) for services rendered or to be rendered.

     d. The section of the Securities Act or the rule of the Commission under which the small business issuer claimed exemption from registration and the facts relied upon to make the exemption available: Section 4(2) of the Securities Act of 1933. No general solicitation or advertising was employed in connection with these transactions and each stockholder had a pre-existing relationship with the issuer, either as a creditor or as a service provider.

     e. If the information called for by this paragraph (e) is being presented on Form 8-K, Form 10-QSB, Form 10-Q, Form 10-KSB or Form 10-K under the Exchange Act, and where the securities sold by the registrant are convertible or exchangeable into equity securities, or are warrants or options representing equity securities, disclose the terms of conversion or exercise of the securities: The securities are not convertible.


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Item 5.01 Changes in Control of Registrant.

     (a) If, to the knowledge of the registrant's board of directors, a committee of the board of directors or authorized officer or officers of the registrant, a change in control of the registrant has occurred, furnish the following information:

     (1)  the identity of the person(s) who acquired such control:
Please refer to Item 2.01 above. Remaining majority stockholders and Directors of the Registrant acquired operating control of the
Registrant   as  a  result  of  resignations  of  the   following
individual officers and Directors: Gary S. Robinson, Richard B. George, Ian C. Hatchell and Manfred Unger. John K. Steinbeck, previously Treasurer and CFO of the Registrant, passed away.

     (2) the date and a description of the transaction(s) which resulted in the change in control: See Item 2.01 above.

     (3) the basis of the control, including the percentage of voting securities of the registrant now beneficially owned directly or indirectly by the person(s) who acquired control:
Present officers and Directors and their associates now own a majority of the shares of Common stock of the Company.

     (4)  the amount of the consideration used by such person(s):
See Item 2.01 above.

     (5) the source(s) of funds used by the person(s), unless all or any part of the consideration used is a loan made in the ordinary course of business by a bank as defined by Section 3(a)(6) of the Act, in which case the identity of such bank may be omitted provided the person who acquired control: No funds were used. See Item 2.01 above.

     (6) the identity of the person(s) from whom control was assumed: See (1) above.

     (7) any arrangements or understandings among members of both the former and new control groups and their associates with
respect  to  election of directors or other  matters:   See  Item
2.01. Departing stockholders and Directors agreed to resign and remaining Directors elected the new Board.

       (b) Furnish the information required by Item 403(c) of Regulation S-K (17 CFR 229.403(c)) or Item 403(c) of Regulation S
B (17 CFR 228.403(c)), as applicable:  None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

       (b) If the registrant's principal executive officer, president, principal financial officer, principal accounting officer, principal operating officer or any person performing similar functions retires, resigns or is terminated from that position, or if a director retires, resigns, is removed, or refuses to stand for re-election (except in circumstances described in paragraph (a) of this Item 5.02), disclose the fact that the event has occurred and the date of the event: See Item
2.01 above

       (c) If the registrant appoints a new principal executive officer, president, principal financial officer, principal accounting officer, principal operating officer or person performing similar functions, disclose the following information with respect to the newly appointed officer:

     (1) the name and position of the newly appointed officer and the date of the appointment; Alvin Rosen, Principal Financial
Officer

     (2) the information required by Items 401(b),  (d),  (e) and
Item 404(a) of Regulation S-K (17 CFR 229.401(b), (d), (e) and 229.404(a)), or, in the case of a small business issuer, Items 401(a)(4), (a)(5), (c), and Items 404(a) and (b) of Regulation S-B (17 CFR 228.401(a)(4), (a)(5), (c), and 228.404(a) and (b),
respectively); Mr. Rosen's business experience over the last 5 years has been as a CPA keeping the books and records of the Company. He has no directorships with other public companies, nor has any family member had any business dealings with the Company during the last 2 years.

     (3) a brief description of the material terms of any employment agreement between the registrant and that officer.
There is no employment agreement.


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Instruction to paragraph (c).
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If  the  registrant intends to make a public announcement of  the appointment  other than by means of a report  on  Form  8-K,  the
registrant   may  delay  filing  the  Form  8-K  containing   the
disclosures required by this Item 5.02(c) until the day on  which
the   registrant  otherwise  makes  public  announcement  of  the appointment of such officer.

      (d) If the registrant elects a new director, except by a vote of security holders at an annual meeting or special meeting convened for such purpose, disclose the following information:

      (1) the name of the newly elected director and the date  of election; William Knight, Robert McGrath, Jr. and Mark Young, all
appointed  to  fill the vacancies from departing Directors.   See
Item 5.01 above.

     (2) a brief description of any arrangement or understanding between the new director and any other persons, naming such persons, pursuant to which such director was selected as a director; There are no employment agreements with any of the new Directors.

     (3) the committees of the board of directors to which the new director has been, or at the time of this disclosure is expected to be, named; All new Directors are members of the Audit, Compensation and Corporate Governance Committees.

     (4) the information required by Item 404(a) of Regulation S-K or Item 404(a) of Regulation S-B, as applicable (17 CFR 229.404(a) or 228.404(a), respectively). For the last five years Mr. William Knight has served as an Investment Advisor based in the UK and has served on the Boards of various international investment funds. For the past five years Mr. Robert McGrath, Jr. has served as a business consultant and Mr. Mark Young has served as a business and investment advisor. Neither individual has held a directorship with other public companies. No family member of any of the Directors has had any business dealings with the Company for the last two years.



                           SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               GREATER CHINA CORPORATION
                                    (Registrant)

Date: July 28, 2006           By: /s/John W. Allen
                                  -------------------------
                                  John W. Allen, President




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